UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2020 (February 17, 2020)

EDISON NATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(484) 893-0060

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EDNT	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

As reported on Edison Nation, Inc.’s (the “Company”) Current Report on Form 8-K filed with the United States Securities and Exchange Commission on October 30, 2018, the Company purchased 72.15% of the outstanding capital stock of Cloud B, Inc. (“Cloud B”).

On February 17, 2020, the Company entered into that certain Agreement for the Purchase and Sale of Cloud B, Inc.(the “Purchase Agreement”), with Pearl 33 Holdings, LLC (the “Buyer”), pursuant to which the Buyer purchased from the Company (and the Company sold and assigned) 80,065 shares of common stock of Cloud B (the “Cloud B Shares”) for $1.00, constituting a 72.15% ownership interest in Cloud B, based on 110,964 shares of Cloud B’s common stock outstanding as of February 17, 2020.

Release Agreement

Pursuant to that certain Release Agreement by and between the Company and the Buyer included as an exhibit to the Purchase Agreement, the Buyer agreed to release any and all claims against the Company, and its officers, directors or affiliates arising from the Purchase Agreement or the purchase, sale, and assignment of the Cloud B Shares.

Indemnification Agreement

Pursuant to that certain Indemnification Agreement by and between the Company and the Buyer included as an exhibit to the Purchase Agreement, the Company agreed to indemnify, defend and hold harmless the Buyer, and its owners, managers and representatives arising from any events that occurred prior to the purchase, sale, and assignment of the Cloud B Shares to the Buyer. The Company’s indemnification obligations pursuant to such Indemnification Agreement are limited to the issuance of 150,000 shares of the Company’s common stock to the Buyer.

The foregoing descriptions of the Purchase Agreement, Release Agreement and Indemnification Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, Release Agreement and Indemnification Agreement, which are collectively filed as Exhibits 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Agreement for the Purchase and Sale of Common Stock of Cloud B, Inc. dated February 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 21, 2020

EDISON NATION, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer